UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-451-2010

Date of fiscal year end: December 31

Date of reporting period: September 30, 2008

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

FORM N-Q

SEPTEMBER 30, 2008

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited)	September 30, 2008

SHARES	SECURITY	VALUE
COMMON STOCKS - 68.9%
CONSUMER DISCRETIONARY - 8.7%
Auto Components - 1.2%
922,090	Johnson Controls Inc.	$27,966,990

Household Durables - 0.0%
2,330,496	Home Interiors & Gifts Inc. (a)(b)*	2

Media - 5.5%
857,110	Lamar Advertising Co., Class A Shares *	26,476,128
1,490,300	Liberty Media Corp. - Entertainment, Series A *	37,212,791
3,419,690	Time Warner Inc.	44,832,136
3,142,800	Warner Music Group Corp.	23,885,280

	Total Media	132,406,335

Multiline Retail - 1.0%
485,100	Target Corp.	23,794,155

Specialty Retail - 1.0%
1,033,800	Staples Inc.	23,260,500

	TOTAL CONSUMER DISCRETIONARY	207,427,982

CONSUMER STAPLES - 5.2%
Food & Staples Retailing - 0.0%
28,868	FHC Delaware Inc. (a)(b)*	0

Food Products - 1.8%
1,948	Aurora Foods Inc. (a)(b)*	0
1,336,800	Kraft Foods Inc., Class A Shares	43,780,200

	Total Food Products	43,780,200

Household Products - 3.4%
766,310	Kimberly-Clark Corp.	49,687,540
449,200	Procter & Gamble Co.	31,304,748

	Total Household Products	80,992,288

	TOTAL CONSUMER STAPLES	124,772,488

ENERGY - 12.4%
Energy Equipment & Services - 3.9%
276,400	Diamond Offshore Drilling Inc.	28,485,784
1,173,235	Halliburton Co.	38,001,082
528,800	National-Oilwell Varco Inc. *	26,561,624

	Total Energy Equipment & Services	93,048,490

Oil, Gas & Consumable Fuels - 8.5%
2,453,894	Crosstex Energy Inc.	61,273,733
310,930	Devon Energy Corp.	28,356,816
3,080,800	El Paso Corp.	39,311,008
241,900	GMX Resources Inc. *	11,562,820
436,300	Newfield Exploration Co. *	13,957,237
764,400	Total SA, ADR	46,383,792

	Total Oil, Gas & Consumable Fuels	200,845,406

	TOTAL ENERGY	293,893,896

FINANCIALS - 7.9%
Capital Markets - 4.2%
1,742,200	Charles Schwab Corp.	45,297,200
1,724,360	Invesco Ltd.	36,177,073
1,534,149	Och-Ziff Capital Management Group	17,934,202

	Total Capital Markets	99,408,475

Consumer Finance - 1.4%
924,550	American Express Co.	32,756,806

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

SHARES	SECURITY	VALUE
Diversified Financial Services - 2.3%
1,192,300	JPMorgan Chase & Co.	$55,680,410

	TOTAL FINANCIALS	187,845,691

HEALTH CARE - 9.5%
Health Care Equipment & Supplies - 1.8%
852,030	Medtronic Inc.	42,686,703

Health Care Providers & Services - 1.3%
1,198,915	UnitedHealth Group Inc.	30,440,452

Health Care Technology - 1.7%
3,696,300	HLTH Corp. *	42,248,709

Pharmaceuticals - 4.7%
638,000	Johnson & Johnson	44,200,640
754,000	Novartis AG, ADR	39,841,360
749,000	Wyeth	27,668,060

	Total Pharmaceuticals	111,710,060

	TOTAL HEALTH CARE	227,085,924

INDUSTRIALS - 12.8%
Aerospace & Defense - 0.5%
354,710	TransDigm Group Inc. *	12,141,723

Building Products - 2.2%
4,279,400	Assa Abloy AB	51,896,216

Commercial Services & Supplies - 2.6%
2,573,541	Covanta Holding Corp. *	61,610,572

Industrial Conglomerates - 5.9%
3,064,890	General Electric Co.	78,154,695
869,500	McDermott International Inc. *	22,215,725
661,100	United Technologies Corp.	39,705,666

	Total Industrial Conglomerates	140,076,086

Machinery - 1.6%
975,480	Dover Corp.	39,555,714

	TOTAL INDUSTRIALS	305,280,311

INFORMATION TECHNOLOGY - 3.6%
Communications Equipment - 1.5%
1,030,400	Nokia Oyj, ADR	19,216,960
70,139	Nortel Networks Corp. *	157,111
377,730	QUALCOMM Inc.	16,231,058

	Total Communications Equipment	35,605,129

Computers & Peripherals - 0.8%
2,028	Axiohm Transaction Solutions Inc. (a)(b)*	0
1,544,750	EMC Corp. *	18,475,210

	Total Computers & Peripherals	18,475,210

Internet Software & Services - 1.3%
1,193,670	VeriSign Inc. *	31,130,914

	TOTAL INFORMATION TECHNOLOGY	85,211,253

MATERIALS - 3.7%
Chemicals - 1.6%
207,900	Air Products & Chemicals Inc.	14,239,071
233,400	Monsanto Co.	23,101,932

	Total Chemicals	37,341,003

Metals & Mining - 2.1%
668,400	Barrick Gold Corp.	24,557,016

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

SHARES	SECURITY	VALUE
Metals & Mining - 2.1% (continued)
803,800	Goldcorp Inc.	$25,424,194

	Total Metals & Mining	49,981,210

	TOTAL MATERIALS	87,322,213

TELECOMMUNICATION SERVICES - 1.4%
Wireless Telecommunication Services - 1.4%
901,050	American Tower Corp., Class A Shares *	32,410,768

UTILITIES - 3.7%
Electric Utilities - 1.0%
645,460	Allegheny Energy Inc.	23,733,564

Gas Utilities - 1.3%
714,370	National Fuel Gas Co.	30,132,127

Independent Power Producers & Energy Traders - 1.4%
1,359,160	NRG Energy Inc. *	33,639,210

	TOTAL UTILITIES	87,504,901

	TOTAL COMMON STOCKS (Cost - $1,985,901,954)	1,638,755,427

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Diversified Financial Services - 0.0%
321	TCR Holdings Corp., Class B Shares (a)(b)*	0
177	TCR Holdings Corp., Class C Shares (a)(b)*	0
466	TCR Holdings Corp., Class D Shares (a)(b)*	0
964	TCR Holdings Corp., Class E Shares (a)(b)*	0

	Total Diversified Financial Services	0

Thrifts & Mortgage Finance - 0.0%
74,600	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%†	121,598
2,800	Federal National Mortgage Association (FNMA), 7.000% (c)†	7,840
54,025	Federal National Mortgage Association (FNMA), 8.250%†	117,775

	Total Thrifts & Mortgage Finance	247,213

	TOTAL PREFERRED STOCKS (Cost - $3,364,700)	247,213

FACE AMOUNT
ASSET-BACKED SECURITIES - 0.6%
FINANCIALS - 0.6%
Automobiles - 0.0%
$1,050,000	ARG Funding Corp., 4.290% due 4/20/11 (d)	979,138

Diversified Financial Services - 0.0%
2,750,745	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (a)(b)(e)	0

Home Equity - 0.6%
179,106	ACE Securities Corp., 3.377% due 1/25/36 (c)	37,400
	Bear Stearns Asset-Backed Securities Trust:
157,504	3.557% due 9/25/34 (c)	147,009
450,048	3.487% due 12/25/36 (c)	410,623
349,152	Centex Home Equity Loan Trust, 3.735% due 2/25/32	313,369
107,406	Cityscape Home Equity Loan Trust, 4.857% due 7/25/28 (c)	53,862
138,846	Countrywide Asset-Backed Certificates, 4.457% due 6/25/34 (c)	62,436
	Countrywide Home Equity Loan Trust:
430,339	2.778% due 12/15/33 (c)	309,131
586,058	2.808% due 3/15/34 (c)	392,662
694,806	2.708% due 11/15/35 (c)	358,682
773,465	2.718% due 2/15/36 (c)	548,832

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Home Equity - 0.6% (continued)
$2,070,000	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	$1,583,820
387,146	CS First Boston Mortgage Securities Corp., 4.757% due 2/25/31 (c)	194,625
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (a)(b)(d)(e)	7
179,969	First Horizon ABS Trust, 3.367% due 10/25/34 (c)	90,032
161,103	Fremont Home Loan Trust, 4.857% due 2/25/34 (c)	82,804
2,150,000	Green Tree, 8.971% due 3/1/38 (a)(c)(d)	1,572,188
156,701	Green Tree Financial Corp., 7.070% due 1/15/29	154,304
	GSAA Home Equity Trust:
2,460,000	3.507% due 3/25/37 (c)	991,616
4,800,000	3.507% due 5/25/47 (c)	1,849,323
63,592	GSAMP Trust, 3.307% due 1/25/36 (c)	16,056
130,405	Indymac Home Equity Loan Asset-Backed Trust, 3.377% due 4/25/36 (c)	35,481
	Option One Mortgage Loan Trust:
128,990	4.047% due 2/25/33 (c)	103,246
277,529	4.857% due 7/25/33 (c)	156,276
747,059	4.257% due 5/25/34 (c)	593,808
2,033,803	RAAC, 3.587% due 10/25/46 (c)(d)	1,408,115
131,239	RAAC Series, 3.477% due 5/25/36 (c)(d)	106,651
343,925	Renaissance Home Equity Loan Trust, 5.107% due 3/25/34 (c)	221,421
144,635	SACO I Trust, 3.377% due 3/25/36 (c)	45,206
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33 (b)(d)(e)	14
35,690	5.500% due 3/27/34 (b)(d)(e)	4
218,785	Saxon Asset Securities Trust, 8.640% due 12/25/32	170,324
1,466,073	Structured Asset Securities Corp., 2.722% due 11/25/37 (c)	1,319,466
268,188	WMC Mortgage Loan Pass-Through Certificates, 4.738% due 10/15/29 (c)	197,414

	Total Home Equity	13,526,207

Student Loan - 0.0%
990,000	Nelnet Student Loan Trust, 4.280% due 4/25/24 (c)	916,641

	TOTAL ASSET-BACKED SECURITIES (Cost - $22,867,213)	15,421,986

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
380,000	American Home Mortgage Investment Trust, 4.007% due 11/25/45 (c)	64,779
1,800,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (c)	1,595,351
1,502,320	Banc of America Funding Corp., 4.541% due 6/20/35 (c)	836,260
146,025	Banc of America Mortgage Securities, 4.801% due 9/25/35 (c)	132,994
760,189	Bayview Commercial Asset Trust, 3.477% due 4/25/36 (c)(d)	629,057
1,973,769	Bear Stearns ARM Trust, 5.785% due 2/25/36 (c)	1,249,256
1,571,434	Bear Stearns Structured Products Inc., 3.807% due 9/27/37 (a)(c)(d)	1,567,600
1,067,853	Citigroup Mortgage Loan Trust Inc., 4.900% due 12/25/35 (c)	934,417
	Countrywide Alternative Loan Trust:
1,711,750	3.497% due 5/25/34 (c)	1,245,610
188,263	3.537% due 11/20/35 (c)	120,538
1,166,959	3.477% due 1/25/36 (c)	735,805
155,452	3.407% due 5/25/36 (c)	93,852
184,404	3.417% due 7/25/46 (c)	98,398
	Countrywide Home Loan, Mortgage Pass-Through Trust:
100,657	3.537% due 2/25/35 (c)	70,082
138,222	3.507% due 5/25/35 (c)	90,131
1,800,000	Credit Suisse Mortgage Capital Certificates, 5.609% due 2/15/39 (c)	1,619,098
122,967	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.934% due 8/25/35 (c)	109,742
	Downey Savings & Loan Association Mortgage Loan Trust:
460,430	3.450% due 9/19/44 (c)	245,467
126,953	3.240% due 3/19/45 (c)	82,556
150,735	3.775% due 4/19/46 (c)	82,904
150,735	3.775% due 4/19/47 (c)	42,771

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
	Federal Home Loan Mortgage Corp. (FHLMC):
$62,764	6.000% due 3/15/34 (c)†	$50,312
523,369	PAC, 6.000% due 4/15/34 (c)†	459,863
	GSMPS Mortgage Loan Trust:
3,690,181	5.921% due 6/25/34 (c)(d)	3,152,660
2,496,535	3.557% due 3/25/35 (c)(d)	2,298,387
131,985	GSR Mortgage Loan Trust, 5.313% due 10/25/35 (c)	101,731
	Harborview Mortgage Loan Trust:
126,605	3.430% due 11/19/34 (c)	94,556
146,228	3.380% due 1/19/35 (c)	101,032
77,824	Indymac Index Mortgage Loan Trust, 6.123% due 3/25/35 (a)(c)	45,916
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (c)	225,013
2,120,000	JPMorgan Mortgage Trust, 5.914% due 6/25/37 (a)(c)	1,512,688
4,969,948	Lehman XS Trust, 3.427% due 4/25/46 (c)	2,764,093
81,902	Luminent Mortgage Trust, 3.447% due 4/25/36 (c)	50,374
630,000	Merrill Lynch Mortgage Trust, 5.841% due 5/12/39 (c)	569,903
	MLCC Mortgage Investors Inc.:
300,943	4.127% due 4/25/29 (c)	258,732
370,745	4.087% due 5/25/29 (c)	354,720
	Structured Adjustable Rate Mortgage Loan Trust:
236,679	4.920% due 3/25/34 (c)	204,978
54,877	5.200% due 6/25/34 (c)	53,124
1,318,826	5.365% due 5/25/35 (c)	1,030,996
1,876,256	Structured ARM Loan Trust, 5.901% due 5/25/36 (c)	1,356,998
110,150	Structured Asset Mortgage Investments Inc., 3.417% due 5/25/46 (c)	67,930
	Structured Asset Securities Corp.:
1,177,693	5.500% due 3/25/19	1,129,552
402,406	4.307% due 2/25/28 (c)	374,897
217,013	3.747% due 3/25/28 (c)	185,852
	Thornburg Mortgage Securities Trust:
2,290,026	6.216% due 9/25/37 (c)	1,924,720
2,396,039	6.217% due 9/25/37 (c)	2,052,878
	WaMu Mortgage Pass-Through Certificates:
640,451	3.527% due 1/25/45 (c)	439,330
3,899,281	3.605% due 6/25/47 (c)	2,246,352
	Washington Mutual Inc.:
99,397	5.930% due 9/25/36 (c)	77,370
693,124	3.567% due 10/25/45 (c)	395,798
214,123	3.477% due 12/25/45 (c)	138,440
117,979	3.497% due 12/25/45 (c)	82,944
747,193	Washington Mutual Mortgage Pass-Through Certificates, 3.547% due 1/25/45 (c)	497,250
129,625	Washington Mutual Pass-Through Certificates, 3.487% due 11/25/45 (c)	82,316
2,216,441	Wells Fargo Alternative Loan Trust, 2.902% due 6/25/37 (c)	1,410,742
118,721	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (c)	110,978
115,915	Zuni Mortgage Loan Trust, 3.337% due 8/25/36 (c)	111,759

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $45,070,966)	37,661,852

COLLATERALIZED SENIOR LOANS - 2.3%
CONSUMER DISCRETIONARY - 1.0%
Auto Components - 0.1%
1,952,742	Allison Transmission, Term Loan B, 5.560% due 8/7/14 (c)	1,622,867

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Auto Components - 0.1% (continued)
$1,000,000	Visteon Corp., Term Loan, Tranche B, 5.470% due 6/20/13 (c)	$597,000

	Total Auto Components	2,219,867

Diversified Consumer Services - 0.0%
992,500	Thomson Learning Hold, Term Loan B, 4.960% due 7/5/14 (c)	816,331

Diversified Financial Services - 0.1%
940,664	Iconix, Term Loan B, 5.060% due 5/1/14 (a)(c)	893,640

Hotels, Restaurants & Leisure - 0.2%
	Aramark Corp.:
58,426	Letter of Credit Facility Deposits, 1.875% due 1/31/14 (c)	50,814
919,664	Term Loan, 4.676% due 1/31/14	799,852
	Golden Nugget Inc.:
363,636	Delayed Draw Term Loan, 5.190% due 6/8/14 (c)	289,091
636,364	First Lien Term Loan, 4.470% due 6/14/14 (c)	505,909
1,000,000	Harrahs Operating Co. Inc., Term Loan, 5.800% due 12/28/15 (c)	809,500
1,035,742	Las Vegas Sands LLC, Term Loan, 7.000% due 5/8/14 (c)	788,459
989,873	MGM MIRAGE Inc., Term Loan B, 6.051% due 4/8/11 (c)	706,770
992,481	Six Flags, Term Loan B, 4.870% due 5/31/13 (c)	804,902

	Total Hotels, Restaurants & Leisure	4,755,297

Household Products - 0.0%
927,909	Yankee Candle, Term Loan B, 4.810% due 1/15/14 (c)	767,845

Media - 0.4%
1,990,000	Charter Communications, Term Loan B, 4.900% due 3/15/14 (c)	1,589,513
1,000,000	Citadel Broadcasting Corp., Term Loan A, 3.970% due 6/12/13 (c)	775,000
989,620	CMP Susquehanna Corp., Term Loan, 4.493% due 6/7/13 (c)	707,578
1,000,000	Dex Media West LLC, Term Loan, 8.753% due 10/13/14 (c)	870,000
1,489,905	Idearc Inc., Term Loan B, 4.800% due 11/1/14 (c)	880,534
1,227,500	LodgeNet Entertainment Corp., Term Loan B, 4.810% due 4/4/14 (c)	1,055,650
992,424	Regal Cinemas Corp., Term Loan B, 4.301% due 10/19/10 (c)	868,371
1,000,000	Univision Communications Inc., Term Loan B, 5.049% due 9/15/14 (c)	648,500
1,000,000	UPC Broadband Holding BV, Term Loan N, 4.214% due 3/30/14 (c)	896,500

	Total Media	8,291,646

Multiline Retail - 0.1%
1,000,000	Dollar General Corp., Term Loan B, 5.649% due 7/15/14 (c)	881,429
1,500,000	Neiman Marcus Group Inc., Term Loan B, 4.422% due 3/13/13 (c)	1,304,583

	Total Multiline Retail	2,186,012

Pharmaceuticals - 0.0%
748,062	Leiner Health Products Group Term Loan B, 8.750% due 5/26/11 (c)	654,554

Specialty Retail - 0.1%
994,975	Amscan Holdings Inc. Term Loan B, 4.888% due 5/1/13 (c)	880,553
989,924	Michaels Stores Inc., Term Loan B, 4.863% due 10/31/13 (c)	731,837
992,443	PETCO Animal Supplies Inc., Term Loan B, 4.969% due 11/15/13 (c)	881,786

	Total Specialty Retail	2,494,176

	TOTAL CONSUMER DISCRETIONARY	23,079,368

CONSUMER STAPLES - 0.0%
Food Products - 0.0%
1,000,000	Dole Food Co., Tranche C Term Loan, 4.741% due 4/12/13 (c)	876,250

ENERGY - 0.1%
Energy Equipment & Services - 0.0%
1,000,000	Hercules Offshore LLC, Term Loan, 7.199% due 7/11/13 (c)	955,000

Oil, Gas & Consumable Fuels - 0.1%
	Ashmore Energy International:
95,952	Synthetic Revolving Credit Facility, 4.730% due 3/30/14 (c)	88,276
874,714	Term Loan, 5.801% due 3/30/14 (c)	804,737

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 0.1% (continued)
$1,981,200	Brand Energy and Infrastructure Services Inc., Term Loan B, 6.063% due 2/7/14 (c)	$1,844,993

	Total Oil, Gas & Consumable Fuels	2,738,006

	TOTAL ENERGY	3,693,006

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
992,500	Chrysler Financial, Term Loan B, 6.820% due 8/3/12 (c)	674,156
989,937	Sally Holdings LLC, Term Loan B, 5.358% due 11/15/13 (c)	895,893

	Total Diversified Financial Services	1,570,049

Thrifts & Mortgage Finance - 0.0%
992,443	GM, Term Loan B, 5.163% due 12/15/13 (c)	652,531

	TOTAL FINANCIALS	2,222,580

HEALTH CARE - 0.3%
Health Care Equipment & Supplies - 0.0%
1,000,000	Bausch & Lomb Inc., Term Loan, 8.343% due 4/11/15 (c)	930,833

Health Care Providers & Services - 0.2%
	Community Health Systems Inc.:
61,872	Delayed Draw Term Loan, 4.631% due 7/2/14 (c)	54,447
909,369	Term Loan B, 4.713% due 7/2/14 (c)	800,245
989,950	HCA Inc., Term Loan B, 5.051% due 11/1/13 (c)	870,537
945,500	Health Management Association, Term Loan B, 4.551% due 1/16/14 (c)	801,311
1,000,000	Iasis Healthcare LLC, 5.704% due 6/15/14 (c)	870,000
987,858	Manor Care Inc., Term Loan B, 4.963% due 11/15/14 (c)	827,331

	Total Health Care Providers & Services	4,223,871

Pharmaceuticals - 0.1%
992,462	Royalty Pharma, Term Loan B, 5.051% due 5/15/14 (c)	944,080

	TOTAL HEALTH CARE	6,098,784

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.1%
714,778	Dubai Aerospace Enterprise, Term Loan, 6.550% due 7/31/14 (c)	664,743
1,000,000	Transdigm Inc., Term Loan, 5.210% due 7/1/12 (c)	925,625

	Total Aerospace & Defense	1,590,368

Airlines - 0.0%
1,421,552	United Airlines Inc., Term Loan B, 5.384% due 1/12/14 (c)	881,362

Commercial Services & Supplies - 0.1%
992,429	Nielson Finance, Term Loan B, 4.803% due 8/15/13 (c)	861,428
989,975	US Investigations Services Inc., Term Loan B, 5.551% due 2/21/15 (c)	863,753

	Total Commercial Services & Supplies	1,725,181

Electrical Equipment - 0.0%
992,405	Sensata Technologies, Term Loan, 4.543% due 4/27/13 (c)	835,792

	TOTAL INDUSTRIALS	5,032,703

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
1,945,300	First Data Corp., Term Loan, 5.212% due 10/15/14 (c)	1,671,338

Semiconductors & Semiconductor Equipment - 0.0%
992,443	Freescale Semiconductor Inc., Term Loan, Tranche B, 4.221% due 12/1/13 (c)	808,841

	TOTAL INFORMATION TECHNOLOGY	2,480,179

MATERIALS - 0.2%
Chemicals - 0.0%
1,000,000	Lyondell Chemical Co., Term Loan, 8.503% due 12/20/14 (c)	770,833

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Containers & Packaging - 0.1%
$985,453	Graphic Packaging International, Term Loan C, 5.542% due 5/16/14 (c)	$882,966

Paper & Forest Products - 0.1%
1,431,515	Georgia-Pacific Corp., Term Loan, 4.446% due 12/23/13 (c)	1,268,531
997,500	NewPage Corp., Term Loan, Tranche B, 7.156% due 11/5/14 (c)	910,842

	Total Paper & Forest Products	2,179,373

	TOTAL MATERIALS	3,833,172

TELECOMMUNICATION SERVICES - 0.2%
Diversified Telecommunication Services - 0.1%
1,984,772	Cablevision Systems Corp., Term Loan B, 4.214% due 3/30/13 (c)	1,757,940
675,000	Insight Midwest, Term Loan B, 4.470% due 4/10/14 (c)	620,325
500,000	Intelsat Corp., Term Loan, 5.288% due 6/30/13 (c)	455,937
1,000,000	Level 3 Communications Inc., Term Loan, 7.003% due 3/1/14 (c)	847,500

	Total Diversified Telecommunication Services	3,681,702

Wireless Telecommunication Services - 0.1%
496,250	ALLTEL Communications Inc., Term Loan, 5.550% due 11/15/14 (c)	479,424
1,000,000	MetroPCS Wireless Inc., Term Loan, 5.670% due 2/20/14 (c)	875,000
69,215	Telesat Canada, Delayed Draw Term Loan, Tranch B, 5.670% due 10/15/14 (c)	62,225
926,102	Telesat Ganada, Term Loan B, 5.800% due 10/15/14 (c)	832,566

	Total Wireless Telecommunication Services	2,249,215

	TOTAL TELECOMMUNICATION SERVICES	5,930,917

UTILITIES - 0.1%
Electric Utilities - 0.1%
1,238,125	TXU Corp., Term Loan B, 6.303% due 10/10/14 (c)	1,050,859

Independent Power Producers & Energy Traders - 0.0%
1,000,000	Calpine Corp., Term Loan, Senior Notes, 6.645% due 3/29/09 (c)	854,167

	TOTAL UTILITIES	1,905,026

	TOTAL COLLATERALIZED SENIOR LOANS (Cost - $63,088,534)	55,151,985

CORPORATE BONDS & NOTES - 15.5%
CONSUMER DISCRETIONARY - 2.1%
Auto Components - 0.2%
730,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15 (d)(f)	602,250
1,625,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	869,375
	Visteon Corp., Senior Notes:
2,584,000	8.250% due 8/1/10	2,157,640
3,210,000	12.250% due 12/31/16 (d)	1,942,050

	Total Auto Components	5,571,315

Automobiles - 0.2%
	Ford Motor Co.:
95,000	Debentures, 8.875% due 1/15/22	43,700
2,645,000	Notes, 7.450% due 7/16/31	1,150,575
6,725,000	General Motors Corp., Senior Debentures, 8.250% due 7/15/23	2,673,188

	Total Automobiles	3,867,463

Diversified Consumer Services - 0.0%
	Education Management LLC/Education Management Finance Corp.:
195,000	Senior Notes, 8.750% due 6/1/14	163,800
785,000	Senior Subordinated Notes, 10.250% due 6/1/16	631,925

	Total Diversified Consumer Services	795,725

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Hotels, Restaurants & Leisure - 0.4%
$640,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (e)	$9,600
1,680,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	999,600
620,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	567,300
520,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13	499,200
140,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	105,700
1,700,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	1,648,011
	MGM MIRAGE Inc.:
1,680,000	Senior Notes, 7.625% due 1/15/17	1,218,000
1,670,000	Senior Subordinated Notes, 8.375% due 2/1/11	1,373,575
300,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	208,500
1,620,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	1,498,500
640,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	441,600
	Station Casinos Inc., Senior Notes:
300,000	6.000% due 4/1/12	169,500
1,205,000	7.750% due 8/15/16	659,737
250,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (d)	238,750

	Total Hotels, Restaurants & Leisure	9,637,573

Household Durables - 0.2%
200,000	Holt Group Inc., Senior Notes, 9.750% due 1/15/06 (a)(b)(e)	0
600,000	K Hovnanian Enterprises Inc., Senior Notes, 8.625% due 1/15/17	369,000
1,495,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	1,442,675
3,000,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	2,715,000

	Total Household Durables	4,526,675

Internet & Catalog Retail - 0.0%
105,000	Expedia Inc., Senior Notes, 8.500% due 7/1/16 (d)	95,025

Media - 0.9%
	Affinion Group Inc.:
1,030,000	Senior Notes, 10.125% due 10/15/13	973,350
250,000	Senior Subordinated Notes, 11.500% due 10/15/15	233,750
5,754,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15	3,826,410
2,249,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13	1,900,405
490,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11	286,650
1,280,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14 (d)	1,248,000
70,000	Clear Channel Communications Inc., Senior Notes, 6.250% due 3/15/11	45,500
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	236,196
	Comcast Corp., Notes:
730,000	6.500% due 1/15/15	702,297
1,950,000	6.500% due 1/15/17	1,835,576
2,210,000	Dex Media Inc., Discount Notes, step bond to yield 8.765% due 11/15/13	1,027,650
4,840,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16	1,343,100
70,000	News America Inc., Senior Notes, 6.650% due 11/15/37	58,880
	R.H. Donnelley Corp.:
1,440,000	Senior Discount Notes, 6.875% due 1/15/13	568,800
2,175,000	Senior Notes, 8.875% due 1/15/16	750,375

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Media - 0.9% (continued)
$310,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	$295,446
	Time Warner Inc.:
190,000	Senior Debentures, 7.700% due 5/1/32	166,427
2,790,000	Senior Notes, 6.875% due 5/1/12	2,768,433
3,140,000	TL Acquisitions Inc., Senior Notes, 10.500% due 1/15/15 (d)	2,496,300

	Total Media	20,763,545

Multiline Retail - 0.2%
1,670,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17 (f)	1,553,100
2,885,000	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15 (f)	2,430,612

	Total Multiline Retail	3,983,712

Specialty Retail - 0.0%
1,005,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	723,600
250,000	Michaels Stores Inc., Senior Subordinated Bonds, 11.375% due 11/1/16	119,375

	Total Specialty Retail	842,975

	TOTAL CONSUMER DISCRETIONARY	50,084,008

CONSUMER STAPLES - 0.4%
Beverages - 0.1%
1,750,000	Constellation Brands Inc., Senior Notes, 8.375% due 12/15/14	1,741,250

Food & Staples Retailing - 0.2%
	CVS Caremark Corp., Pass-Through Certificates:
244,878	5.298% due 1/11/27 (d)	210,331
1,322,866	6.943% due 1/10/30 (d)	1,256,083
	CVS Lease Pass-Through Trust:
683,836	5.880% due 1/10/28 (a)(d)	640,328
758,295	6.036% due 12/10/28 (d)	682,508
	Kroger Co., Senior Notes:
400,000	6.750% due 4/15/12	409,803
500,000	5.500% due 2/1/13	487,120
325,000	Safeway Inc., Senior Notes, 6.500% due 11/15/08	324,922
475,000	Wal-Mart Stores Inc., 4.550% due 5/1/13	474,514

	Total Food & Staples Retailing	4,485,609

Food Products - 0.1%
3,581,000	Dole Food Co. Inc., Senior Notes, 7.250% due 6/15/10	3,169,185

Tobacco - 0.0%
	Alliance One International Inc., Senior Notes:
430,000	8.500% due 5/15/12	399,900
580,000	11.000% due 5/15/12	571,300

	Total Tobacco	971,200

	TOTAL CONSUMER STAPLES	10,367,244

ENERGY - 2.0%
Energy Equipment & Services - 0.1%
1,925,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16	1,838,375
20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	18,900
500,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	482,500
145,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	135,657

	Total Energy Equipment & Services	2,475,432

Oil, Gas & Consumable Fuels - 1.9%
500,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	459,678
740,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	681,191
1,325,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	1,212,375

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 1.9% (continued)
	Chesapeake Energy Corp., Senior Notes:
$2,125,000	6.375% due 6/15/15	$1,907,187
1,540,000	6.875% due 1/15/16	1,412,950
525,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	504,000
1,130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	1,139,209
	El Paso Corp.:
	Medium-Term Notes:
400,000	7.375% due 12/15/12	386,632
1,175,000	7.800% due 8/1/31	995,832
2,780,000	7.750% due 1/15/32	2,340,629
1,620,000	Senior Subordinated Notes, 7.000% due 6/15/17	1,455,348
1,760,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	1,671,168
740,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/66 (c)	686,912
2,125,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	2,018,750
	Gazprom, Loan Participation Notes:
2,420,000	6.212% due 11/22/16 (d)	1,919,689
100,000	Senior Notes, 6.510% due 3/7/22 (d)	72,250
80,000	Hess Corp., Notes, 7.300% due 8/15/31	73,412
1,045,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	937,888
	Kerr-McGee Corp., Notes:
2,600,000	6.875% due 9/15/11	2,670,411
1,730,000	6.950% due 7/1/24	1,639,163
145,000	7.875% due 9/15/31	136,530
	Kinder Morgan Energy Partners LP:
60,000	Notes, 6.750% due 3/15/11	60,791
	Senior Notes:
10,000	6.300% due 2/1/09	9,988
160,000	7.125% due 3/15/12	161,891
50,000	5.000% due 12/15/13	46,361
1,350,000	6.000% due 2/1/17	1,225,685
400,000	5.950% due 2/15/18	356,912
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	75,650
	OPTI Canada Inc., Senior Secured Notes:
400,000	7.875% due 12/15/14	356,000
1,230,000	8.250% due 12/15/14	1,107,000
750,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	667,500
1,350,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	1,316,250
77,000	Pemex Project Funding Master Trust, Senior Bonds, 6.625% due 6/15/35	70,901
60,000	Petrobras International Finance Co., Senior Notes, 6.125% due 10/6/16	56,850
400,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17 (d)	334,000
1,900,000	Quicksilver Resources Inc., Senior Subordinated Notes, 7.125% due 4/1/16	1,558,000
2,185,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)(e)	229,425
3,030,000	Stone Energy Corp., Senior Subordinated Notes, 6.750% due 12/15/14	2,363,400
1,060,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	1,075,900
545,000	VeraSun Energy Corp., Senior Notes, 9.375% due 6/1/17	218,000
	Whiting Petroleum Corp., Senior Subordinated Notes:
1,049,000	7.250% due 5/1/12	978,193
1,415,000	7.000% due 2/1/14	1,209,825
	Williams Cos. Inc.:
98,000	Debentures, 7.500% due 1/15/31	89,406
1,770,000	Notes, 8.750% due 3/15/32	1,819,456
	Senior Notes:
2,500,000	7.625% due 7/15/19	2,466,957
780,000	7.750% due 6/15/31	730,831
	XTO Energy Inc., Senior Notes:

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Oil, Gas & Consumable Fuels - 1.9% (continued)
$1,820,000	7.500% due 4/15/12	$1,907,507
800,000	5.500% due 6/15/18	708,430

	Total Oil, Gas & Consumable Fuels	45,522,313

	TOTAL ENERGY	47,997,745

FINANCIALS - 3.5%
Capital Markets - 0.3%
	Bear Stearns Co. Inc.:
	Senior Notes:
1,000,000	6.400% due 10/2/17	935,451
680,000	7.250% due 2/1/18	655,501
50,000	Subordinated Notes, 5.550% due 1/22/17	43,005
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	39,451
80,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (c)(g)	35,169
	Goldman Sachs Group Inc.:
80,000	Notes, 4.500% due 6/15/10	74,292
1,700,000	Senior Notes, 6.150% due 4/1/18	1,415,974
4,150,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16 (d)	2,530,081
130,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12 (c)(e)(g)	65
	Lehman Brothers Holdings Inc.:
	Medium-Term Notes:
3,320,000	6.750% due 12/28/17 (e)	16,600
460,000	Senior Notes, 6.200% due 9/26/14 (e)	59,800
50,000	Senior Notes, 5.250% due 2/6/12 (e)	6,500
	Merrill Lynch & Co. Inc.:
1,450,000	Notes, 6.875% due 4/25/18	1,285,038
270,000	Senior Notes, 5.450% due 2/5/13	243,450
	Morgan Stanley:
30,000	Medium-Term Notes, 3.235% due 10/18/16 (c)	19,587
100,000	Subordinated Notes, 4.750% due 4/1/14	53,065

	Total Capital Markets	7,413,029

Commercial Banks - 0.7%
50,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (c)(g)	25,892
400,000	Depfa ACS Bank, 5.125% due 3/16/37 (d)	380,580
	Glitnir Banki HF:
	Notes:
240,000	6.330% due 7/28/11 (d)	189,965
970,000	6.375% due 9/25/12 (d)	735,512
200,000	Subordinated Bonds, 7.451% due 9/14/16 (c)(d)(g)	103,014
520,000	Subordinated Notes, 6.693% due 6/15/16 (c)(d)	275,423
330,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14 (c)(d)(g)	213,605
	ICICI Bank Ltd., Subordinated Bonds:
320,000	6.375% due 4/30/22 (c)(d)	243,464
100,000	6.375% due 4/30/22 (c)(d)	69,125
120,000	Landsbanki Islands HF, Senior Notes, 6.100% due 8/25/11 (d)	101,773
4,500,000	Resona Preferred Global Securities Cayman Ltd., Bonds, 7.191% due 7/30/15 (c)(d)(g)	3,344,765
1,710,000	Russian Agricultural Bank, Loan Participation Notes, 6.299% due 5/15/17 (d)	1,225,044
60,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (c)(d)	57,605
4,575,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (c)(d)(g)	1,920,475

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Commercial Banks - 0.7% (continued)
$90,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (c)	$55,603
	TuranAlem Finance BV, Bonds:
1,740,000	8.250% due 1/22/37 (d)	978,750
170,000	8.250% due 1/22/37 (d)	95,625
	Wachovia Corp.:
4,240,000	Medium Term Notes, 5.500% due 5/1/13	3,511,233
160,000	Subordinated Notes, 5.250% due 8/1/14	98,220
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	82,686
2,270,000	Wells Fargo Capital XV, Subordinated Notes, 9.750% due 9/26/13 (g)	2,204,018

	Total Commercial Banks	15,912,377

Consumer Finance - 1.1%
3,730,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (c)	3,192,988
800,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	716,995
	Ford Motor Credit Co.:
4,400,000	Notes, 7.000% due 10/1/13	2,706,559
	Senior Notes:
5,169,000	9.750% due 9/15/10	3,708,049
3,537,000	8.069% due 6/15/11 (c)	2,576,857
130,000	12.000% due 5/15/15	99,306
	General Motors Acceptance Corp.:
5,300,000	Bonds, 8.000% due 11/1/31	2,002,001
	Notes:
5,000,000	5.625% due 5/15/09	3,573,020
5,000,000	6.750% due 12/1/14	1,920,905
1,400,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	1,271,452
	SLM Corp.:
	Medium-Term Notes:
200,000	3.000% due 1/26/09 (c)	186,021
500,000	7.140% due 1/31/14 (c)	300,715
4,170,000	Senior Notes, 8.450% due 6/15/18	2,839,649

	Total Consumer Finance	25,094,517

Diversified Financial Services - 1.1%
600,000	AAC Group Holding Corp., Senior Discount Notes, step bond to yield 9.092% due 10/1/12 (d)	597,000
1,360,000	Aiful Corp., Notes, 5.000% due 8/10/10 (d)	1,056,870
738,013	Air 2 US, Secured Notes, 8.027% due 10/1/19 (d)	590,410
	Bank of America Corp.:
330,000	5.125% due 11/15/14	297,216
1,400,000	Notes, Preferred Securities, 8.000% due 1/30/18 (g)	1,110,287
400,000	Subordinated Notes, 5.420% due 3/15/17	318,909
900,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (d)	427,500
200,000	Capital One Bank, Notes, 5.750% due 9/15/10	184,315
	Citigroup Inc.:
1,150,000	Junior Subordinated Notes, Preferred Securities, 8.400% due 4/30/18 (g)	784,197
1,510,000	Notes, 6.875% due 3/5/38	1,238,544
3,320,000	Senior Notes, 6.500% due 8/19/13	2,953,681
915,000	El Paso Performance-Linked Trust Certificates, Senior Notes, 7.750% due 7/15/11 (d)	931,133
	General Electric Capital Corp.:
4,500,000	Senior Notes, 5.625% due 5/1/18	3,810,447
1,470,000	Subordinated Debentures, 6.375% due 11/15/67 (c)	1,191,410
900,000	Glen Meadow Pass-Through Certificates, 6.505% due 2/12/67 (c)(d)	665,054

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Financial Services - 1.1% (continued)
$1,170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	$1,194,420
180,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	147,772
	JPMorgan Chase & Co.:
1,490,000	Junior Subordinated Notes, 7.900% due 4/30/18 (g)	1,257,755
250,000	Subordinated Notes, 5.750% due 1/2/13	239,561
	Leucadia National Corp., Senior Notes:
520,000	8.125% due 9/15/15	508,300
120,000	7.125% due 3/15/17	109,800
200,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (c)(g)	151,577
500,000	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	515,000
	Residential Capital LLC:
504,000	Junior Secured Notes, 9.625% due 5/15/15 (d)	123,480
717,000	Senior Secured Notes, 8.500% due 5/15/10 (d)	397,935
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (c)(d)(g)	71,905
	TNK-BP Finance SA:
1,430,000	Bonds, 7.500% due 7/18/16 (d)	1,004,575
250,000	Senior Notes, 6.625% due 3/20/17 (d)	163,125
4,585,000	Vanguard Health Holdings Co., II LLC, Senior Subordinated Notes, 9.000% due 10/1/14	4,447,450

	Total Diversified Financial Services	26,489,628

Insurance - 0.2%
	American International Group Inc.:
220,000	Medium-Term Notes, 5.850% due 1/16/18	110,589
2,760,000	Senior Notes, 8.250% due 8/15/18 (d)	1,605,672
130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	81,240
1,700,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (d)	1,699,777
490,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (c)	377,449

	Total Insurance	3,874,727

Real Estate Investment Trusts (REITs) - 0.0%
700,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	539,000

Real Estate Management & Development - 0.0%
905,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15	411,775
1,755,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	605,475

	Total Real Estate Management & Development	1,017,250

Thrifts & Mortgage Finance - 0.1%
20,000	Countrywide Financial Corp., Medium-Term Notes, 2.931% due 1/5/09 (c)	19,733
1,300,000	Countrywide Home Loans Inc., Notes, 5.625% due 7/15/09	1,229,671
1,250,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	937,500

	Total Thrifts & Mortgage Finance	2,186,904

	TOTAL FINANCIALS	82,527,432

HEALTH CARE - 1.1%
Health Care Equipment & Supplies - 0.1%
1,500,000	Biomet Inc., 11.625% due 10/15/17	1,515,000

Health Care Providers & Services - 1.0%
2,650,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	2,613,210
	Cardinal Health Inc.:
1,350,000	5.800% due 10/15/16	1,263,091
70,000	Notes, 5.850% due 12/15/17	64,799
1,140,000	Community Health Systems Inc., Senior Notes, 8.875% due 7/15/15	1,088,700

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Health Care Providers & Services - 1.0% (continued)
	HCA Inc.:
$2,090,000	Notes, 6.375% due 1/15/15	$1,656,325
	Senior Secured Notes:
1,080,000	9.250% due 11/15/16	1,053,000
6,038,000	9.625% due 11/15/16 (f)	5,751,195
3,075,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14	2,921,250
	Tenet Healthcare Corp., Senior Notes:
670,000	6.375% due 12/1/11	621,425
2,460,000	6.500% due 6/1/12	2,287,800
2,300,000	7.375% due 2/1/13	2,104,500
1,095,000	9.875% due 7/1/14	1,073,100
3,065,000	US Oncology Holdings Inc., Senior Notes, 8.334% due 3/15/12 (c)(f)	2,360,050
80,000	WellPoint Inc., Senior Notes, 5.875% due 6/15/17	74,175

	Total Health Care Providers & Services	24,932,620

Pharmaceuticals - 0.0%
2,243,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)(e)	117,758

	TOTAL HEALTH CARE	26,565,378

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
180,000	DRS Technologies Inc., Senior Subordinated Notes, 6.625% due 2/1/16	182,700
5,790,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15 (f)	5,268,900
5,465	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (a)(b)(e)	0
2,330,000	L-3 Communications Corp., Senior Subordinated Notes, 7.625% due 6/15/12	2,300,875

	Total Aerospace & Defense	7,752,475

Airlines - 0.1%
	Continental Airlines Inc., Pass-Through Certificates:
52,471	8.312% due 4/2/11 (a)	46,830
230,000	7.339% due 4/19/14	152,950
2,020,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15 (d)	1,888,700
	United Airlines Inc., Pass-Through Certificates:
230,000	6.831% due 9/1/08	242,650
245,469	7.811% due 10/1/09	281,062
162,820	8.030% due 7/1/11 (a)	171,368
105,000	6.932% due 9/1/11	123,375

	Total Airlines	2,906,935

Building Products - 0.5%
5,000,000	American Standard Co. Inc., Senior Notes, 8.250% due 6/1/09	5,080,795
3,515,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	3,479,850
1,060,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14	609,500
3,116,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 18.030% due 3/1/14	1,355,460

	Total Building Products	10,525,605

Commercial Services & Supplies - 0.3%
700,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	654,500
1,710,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	1,675,800
1,420,000	Rental Services Corp., Senior Notes, 9.500% due 12/1/14	1,082,750
2,050,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15 (d)	1,834,750

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Commercial Services & Supplies - 0.3% (continued)
$570,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	$571,376

	Total Commercial Services & Supplies	5,819,176

Construction & Engineering - 0.0%
860,000	CSC Holdings Inc., Senior Notes, 8.500% due 6/15/15 (d)	803,025

Industrial Conglomerates - 0.2%
450,000	General Electric Co., Notes, 5.000% due 2/1/13	414,851
	Sequa Corp., Senior Notes:
440,000	11.750% due 12/1/15 (d)	371,800
454,850	13.500% due 12/1/15 (d)(f)	384,348
	Tyco International Group SA:
	Notes:
100,000	6.125% due 11/1/08	100,143
40,000	6.125% due 1/15/09	40,136
1,170,000	6.000% due 11/15/13	1,147,712
1,780,000	Senior Bonds, 6.875% due 1/15/29 (d)	1,702,000
300,000	Senior Notes, 6.375% due 10/15/11	302,649

	Total Industrial Conglomerates	4,463,639

Road & Rail - 0.2%
3,445,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	2,893,800
	Kansas City Southern de Mexico, Senior Notes:
2,090,000	9.375% due 5/1/12	2,142,250
30,000	7.625% due 12/1/13	28,800
100,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09	100,500
350,646	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	352,575

	Total Road & Rail	5,517,925

Trading Companies & Distributors - 0.2%
2,690,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (d)	2,326,850
1,040,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	774,800
2,075,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (d)	1,442,125

	Total Trading Companies & Distributors	4,543,775

Transportation Infrastructure - 0.0%
	Swift Transportation Co., Senior Secured Notes:
380,000	10.554% due 5/15/15 (c)(d)	119,700
990,000	12.500% due 5/15/17 (d)	331,650

	Total Transportation Infrastructure	451,350

	TOTAL INDUSTRIALS	42,783,905

INFORMATION TECHNOLOGY - 0.3%
Electronic Equipment, Instruments & Components - 0.2%
	NXP BV/NXP Funding LLC:
5,400,000	Senior Notes, 9.500% due 10/15/15	2,794,500
	Senior Secured Notes:
1,000,000	5.541% due 10/15/13 (c)	663,750
85,000	7.875% due 10/15/14	57,375

	Total Electronic Equipment, Instruments & Components	3,515,625

IT Services - 0.1%
430,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15 (d)(f)	351,525
90,000	Electronic Data Systems Corp., Notes, 7.125% due 10/15/09	91,473
3,368,000	SunGard Data Systems Inc., Senior Subordinated Notes, 10.250% due 8/15/15	2,938,580

	Total IT Services	3,381,578

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Software - 0.0%
$110,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16	$81,950

	TOTAL INFORMATION TECHNOLOGY	6,979,153

MATERIALS - 1.3%
Chemicals - 0.1%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20	90,750
	Georgia Gulf Corp., Senior Notes:
367,000	9.500% due 10/15/14	227,540
1,485,000	10.750% due 10/15/16	675,675
495,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/15/14	428,175
110,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (d)	50,050
1,020,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	1,009,061

	Total Chemicals	2,481,251

Containers & Packaging - 0.2%
690,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14	603,750
2,745,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13	2,497,950
1,105,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (d)	939,250

	Total Containers & Packaging	4,040,950

Metals & Mining - 0.7%
2,650,000	Barrick Gold Finance Co. LLC, Senior Notes, 6.125% due 9/15/13	2,607,017
4,085,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17	4,029,734
1,725,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15	1,664,625
645,000	Noranda Aluminium Holding Corp., Senior Notes, 8.578% due 11/15/14 (c)(f)	428,925
1,935,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,693,125
2,960,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15 (d)	2,530,800
	Steel Dynamics Inc., Senior Notes:
240,000	7.375% due 11/1/12	220,800
2,590,000	7.750% due 4/15/16 (d)	2,318,050
610,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15	545,950
	Vale Overseas Ltd., Notes:
50,000	8.250% due 1/17/34	52,493
2,050,000	6.875% due 11/21/36	1,834,969

	Total Metals & Mining	17,926,488

Paper & Forest Products - 0.3%
3,000,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11 (d)	3,000,000
2,845,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14	2,197,762
2,105,000	NewPage Corp., Senior Secured Notes, 9.051% due 5/1/12 (c)	1,894,500
600,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	593,451

	Total Paper & Forest Products	7,685,713

	TOTAL MATERIALS	32,134,402

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.9%
385,000	Citizens Communications Co., Senior Notes, 7.875% due 1/15/27	290,675
1,225,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	1,094,341
10,000	Embarq Corp., Notes, 7.995% due 6/1/36	7,167
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(b)(e)	0
	Hawaiian Telcom Communications Inc.:
200,000	Senior Notes, 9.750% due 5/1/13	41,000

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Diversified Telecommunication Services - 0.9% (continued)
$2,225,000	Senior Subordinated Notes, 12.500% due 5/1/15	$322,625
3,610,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	3,528,775
470,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	492,729
	Level 3 Financing Inc., Senior Notes:
500,000	9.250% due 11/1/14	380,000
300,000	6.845% due 2/15/15 (c)	204,000
3,020,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16 (d)	2,763,300
3,645,000	Qwest Communications International Inc., Senior Notes, 7.500% due 2/15/14	3,171,150
	Telecom Italia Capital S.p.A.:
301,000	Notes, 4.000% due 11/15/08	300,091
380,000	Senior Notes, 5.250% due 10/1/15	316,753
1,585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,534,169
3,060,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	2,578,050
2,110,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15 (d)	2,078,350
2,060,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	1,910,650

	Total Diversified Telecommunication Services	21,013,825

Wireless Telecommunication Services - 0.5%
480,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (d)(f)	549,600
165,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	155,100
4,400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	4,696,604
60,000	Nextel Communications Inc., Senior Notes, 6.875% due 10/31/13	40,826
	Sprint Capital Corp.:
10,000	Notes, 8.750% due 3/15/32	7,816
	Senior Notes:
3,385,000	8.375% due 3/15/12	3,048,687
1,000,000	6.875% due 11/15/28	671,472
3,060,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13 (d)	2,080,800

	Total Wireless Telecommunication Services	11,250,905

	TOTAL TELECOMMUNICATION SERVICES	32,264,730

UTILITIES - 1.6%
Electric Utilities - 0.2%
90,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	91,236
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	23,340
	FirstEnergy Corp., Notes:
360,000	6.450% due 11/15/11	361,969
840,000	7.375% due 11/15/31	783,055
290,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10	282,750
	Pacific Gas & Electric Co.:
50,000	First Mortgage Bonds, 6.050% due 3/1/34	44,268
500,000	Senior Notes, 4.200% due 3/1/11	488,775
2,330,000	Texas Competitive Electric Holding Co. LLC, Senior Notes, 10.500% due 11/1/16 (d)(f)	1,986,325

	Total Electric Utilities	4,061,718

Gas Utilities - 0.1%
2,410,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	2,144,900

Independent Power Producers & Energy Traders - 1.3%
	AES Corp., Senior Notes:
717,000	8.875% due 2/15/11	709,830
3,000,000	7.750% due 3/1/14	2,805,000
420,000	7.750% due 10/15/15	383,250
3,570,000	8.000% due 10/15/17	3,239,775

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
Independent Power Producers & Energy Traders - 1.3% (continued)
$390,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	$313,950
3,000,000	Dynegy Inc., Bonds, 7.670% due 11/8/16	2,722,500
	Edison Mission Energy, Senior Notes:
1,130,000	7.750% due 6/15/16	1,067,850
765,000	7.200% due 5/15/19	677,025
600,000	7.625% due 5/15/27	489,000
9,280,000	Energy Future Holdings, Senior Notes, 11.250% due 11/1/17 (d)(f)	7,888,000
	Mirant Mid Atlantic LLC, Pass-Through Certificates:
384,647	9.125% due 6/30/17 (a)	415,419
2,143,448	10.060% due 12/30/28	2,416,737
	NRG Energy Inc., Senior Notes:
1,300,000	7.250% due 2/1/14	1,209,000
5,185,000	7.375% due 2/1/16	4,679,462
200,000	7.375% due 1/15/17	182,500
1,325,000	TXU Corp., Senior Notes, 5.550% due 11/15/14	995,416

	Total Independent Power Producers & Energy Traders	30,194,714

Multi-Utilities - 0.0%
600,000	Dominion Resources Inc., Senior Notes, 5.700% due 9/17/12	594,738

	TOTAL UTILITIES	36,996,070

	TOTAL CORPORATE BONDS & NOTES (Cost - $455,534,452)	368,700,067

MORTGAGE-BACKED SECURITIES - 2.1%
FHLMC - 0.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
33,777	8.000% due 7/1/20†	36,263
9,450,292	5.108% due 6/1/35 (c)†	9,504,458
315,530	6.654% due 8/1/36 (c)†	325,960
558,101	6.888% due 8/1/36 (c)†	571,454
830,149	6.478% due 9/1/36 (c)†	857,762
337,676	6.643% due 10/1/36 (c)†	348,010
596,533	5.946% due 5/1/37 (c)†	610,132
	Gold:
768,472	7.000% due 6/1/17†	809,513
130,782	8.500% due 9/1/25†	145,090
1,014,831	6.500% due 3/1/26-8/1/29†	1,050,831
1,511,728	6.000% due 9/1/32 (c)†	1,538,605
5,403,137	6.000% due 2/1/36†	5,475,563

	TOTAL FHLMC	21,273,641

FNMA - 1.1%
	Federal National Mortgage Association (FNMA):
305,204	6.500% due 10/1/10-4/1/29†	316,095
463,169	8.000% due 12/1/12-2/1/31†	475,677
510,653	5.500% due 1/1/14†	520,233
2,327,899	7.000% due 3/15/15-6/1/32†	2,456,077
7,851,706	5.000% due 7/1/18-7/1/38†	7,685,936
284,279	4.500% due 11/1/23†	273,170
38,997	9.000% due 1/1/24†	42,927
715,651	7.500% due 11/1/26-7/1/32†	772,369
350,749	6.500% due 5/1/29 (c)†	363,123
43,357	8.500% due 10/1/30†	47,826
142,150	5.150% due 9/1/35 (c)†	143,894
440,749	5.595% due 8/1/37 (c)†	447,707
1,584,004	6.000% due 7/1/38 (c)†	1,606,227

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
$3,000,000	5.000% due 10/14/38 (h)†	$2,923,593
5,000,000	5.500% due 10/14/38 (h)†	4,986,720
3,400,000	6.000% due 10/14/38 (h)†	3,444,095

	TOTAL FNMA	26,505,669

GNMA - 0.1%
1,183,641	Government National Mortgage Association (GNMA), 7.000% due 2/15/24- 12/15/31	1,247,039

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $48,806,145)	49,026,349

SOVEREIGN BONDS - 0.2%
Mexico - 0.0%
	United Mexican States, Medium-Term Notes:
486,000	5.625% due 1/15/17	475,794
190,000	6.750% due 9/27/34	191,425

	Total Mexico	667,219

Russia - 0.1%
1,952,270	Russian Federation, 7.500% due 3/31/30 (d)	2,001,369

Supranational - 0.1%
1,200,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	1,253,038

	TOTAL SOVEREIGN BONDS (Cost - $3,971,624)	3,921,626

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 0.2%
U.S. Government Agencies - 0.2%
475,000	Federal Farm Credit Bank (FFCB), 3.750% due 4/9/10	478,379
	Federal Home Loan Bank (FHLB):
600,000	Bond, 4.625% due 10/10/12	613,518
300,000	Global Bonds, 5.500% due 7/15/36	316,546
	Federal Home Loan Mortgage Corp. (FHLMC):
430,000	5.250% due 2/24/11†	433,437
490,000	Medium-Term Notes, 5.450% due 11/21/13†	491,707
	Federal National Mortgage Association (FNMA):
790,000	Notes, 5.625% due 5/19/11†	801,922
660,000	Subordinated Notes, 5.250% due 8/1/12†	668,204
190,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	213,874

	Total U.S. Government Agencies	4,017,587

U.S. Government Obligations - 0.0%
	U.S. Treasury Bonds:
20,000	8.750% due 5/15/17	27,131
20,000	4.750% due 2/15/37	21,400
170,000	U.S. Treasury Notes, 4.500% due 9/30/11	180,798
	U.S. Treasury Strip Principal (STRIPS):
525,000	Zero coupon bond to yield 4.350% due 5/15/13	457,305
500,000	Zero coupon bond to yield 4.829% due 2/15/16	380,370

	Total U.S. Government Obligations	1,067,004

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,911,113)	5,084,591

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.2%
	U.S. Treasury Bonds, Inflation Indexed:
5,081,963	2.375% due 1/15/27	4,916,403

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

FACE AMOUNT	SECURITY	VALUE
$374,584	3.875% due 4/15/29	$448,067

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $5,319,367)	5,364,470

WARRANTS
WARRANTS - 0.0%
505	Cybernet Internet Services International Inc., Expires 7/1/09(a)(b)(d)*	0
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(b)(d)*	0
485	IWO Holdings Inc., Expires 1/15/11(a)(b)(d)*	0
505	Merrill Corp., Class B Shares, Expires 5/1/09(a)(b)(d)*	0

	TOTAL WARRANTS (Cost - $194,409)	0

CONTRACTS
PURCHASED OPTIONS - 0.0%
52	Eurodollar Midcurve 1 Year Futures, Put @ $96.38, expires 10/10/08 (Cost - $14,035)	14,300

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $2,639,044,512)	2,179,349,866

FACE AMOUNT
SHORT-TERM INVESTMENTS - 9.6%
U.S. Government Agencies - 2.1%
$48,200,000	Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes, 2.107% due 11/10/08 (i)†	48,087,533
	Federal National Mortgage Association (FNMA), Discount Notes:
2,687,000	1.691% - 2.666% due 12/15/08 (i)(j)†	2,673,139
200,000	2.659% due 12/17/08 (i)(j)†	198,941

	Total U.S. Government Agencies (Cost - $50,962,097)	50,959,613

Repurchase Agreements - 7.5%
16,653,000	Interest in $240,000,000 joint tri-party repurchase agreement dated 9/30/08 with Morgan Stanley, 1.250% due 10/1/08; Proceeds at maturity - $16,653,578; (Fully collateralized by various U.S. government agency obligations, 3.875% to 6.250% due 9/2/11 to 5/15/29; Market value - $17,257,467)	16,653,000
160,825,000	Interest in $482,010,000 joint tri-party repurchase agreement dated 9/30/08 with Greenwich Capital Markets Inc., 1.500% due 10/1/08; Proceeds at maturity - $160,831,701; (Fully collateralized by various U.S. government agency obligations, 0.000% to 6.250% due 10/2/08 to 7/6/28; Market value - $164,041,898)	160,825,000

	Total Repurchase Agreements (Cost - $177,478,000)	177,478,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $228,440,097)	228,437,613

	TOTAL INVESTMENTS - 101.2% (Cost - $2,867,484,609#)	2,407,787,479
	Liabilities in Excess of Other Assets - (1.2)%	(29,634,572)

	TOTAL NET ASSETS - 100.0%	$2,378,152,907

*	Non-income producing security.

†	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into Conservatorship.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 2).

(b)	Illiquid security.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2008.

See Notes to Schedule of Investments.

LEGG MASON PARTNERS CAPITAL AND INCOME FUND

Schedule of Investments (unaudited) (continued)	September 30, 2008

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	Security is currently in default.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
GSAMP	— Goldman Sachs Alternative Mortgage Products
MLCC	— Merrill Lynch Credit Corporation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
43	Eurodollar Futures, Call (Premiums Received - $12,685)	3/16/09	$97.50	$23,650

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Partners Capital and Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(b) Financial Futures Contracts. The Fund may enter into financial futures contracts to hedge against the economic impact of adverse changes in the market value of the portfolio securities because of the changes in stock market prices or interest rates, as a substitute for buying or selling securities, as a cash management technique, and to increase the Fund’s total return. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin, equal in value to a certain percentage of the contract amount (initial margin deposit). Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial instruments. For foreign currency denominated futures contracts, variation margins are not settled daily. The Fund recognizes an unrealized gain or loss equal to the fluctuation in the value. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying financial instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the initial margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is added to the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices or securities. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issuers or sovereign issuers of an emerging country, on a specified obligation. The Fund may use a CDS to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to the sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection an amount up to the notional value of the swap, and in certain instances take delivery of the security. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the specified future date. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (continued)

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(i) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. Investments in securities (such as those issued by Structured Investment Vehicles, or SIVs) which are collateralized by residential real estate mortgages are subject to

Notes to Schedule of Investments (unaudited) (continued)

certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments may result in a lack of correlation between their credit ratings and values.

(l) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investment Valuation

Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	September 30, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$2,407,787,479	$1,639,016,940	$766,293,899	$2,476,640
Other Financial Instruments*	1,334,562	2,239,193	(904,631)	—

Total	$2,409,122,041	$1,641,256,133	$765,389,268	$2,476,640

*	Other financial instruments may include written options, futures, swaps and forward contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$150,528
Accrued Premiums/Discounts	7,661
Realized Gain (Loss)	1,356
Change in unrealized appreciation (depreciation)	(113,907)
Net purchases (sales)	1,516,436
Transfers in and/or out of Level 3	914,566

Balance as of September 30, 2008	$2,476,640

Notes to Schedule of Investments (unaudited) (continued)

3. Investments

At September 30, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$35,383,620
Gross unrealized depreciation	(495,080,750)

Net unrealized depreciation	$(459,697,130)

At September 30, 2008, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	643	3/09	$154,866,603	$155,983,763	$1,117,160
Federal Republic of Germany, 10 Year Bonds	38	12/08	6,157,196	6,152,117	(5,079)
LIBOR	28	3/09	5,869,755	5,914,884	45,129
U.S. Treasury 2-Year Notes	264	12/08	55,989,633	56,347,500	357,867
U.S. Treasury 5-Year Notes	1,028	12/08	114,901,742	115,376,938	475,196
U.S. Treasury Bonds	126	12/08	14,775,684	14,763,656	(12,028)

					1,978,245

Contracts to Sell:
U.S. Treasury 10-Year Notes	144	12/08	$16,777,913	$16,506,000	271,913

Net Unrealized Gain on Open Futures Contracts					$2,250,158

At September 30, 2008, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:
Japanese Yen	835,590,000	$7,905,578	11/5/08	$139,872
Euro	24,640,887	34,776,120	12/4/08	(1,512,514)
Swedish Krona	221,000,778	31,851,051	12/4/08	(2,154,300)
Swiss Franc	19,483,200	17,459,695	12/4/08	(653,597)

				(4,180,539)

Contracts to Sell:
British Pound	2,784,000	$4,966,057	11/5/08	$512,856
Eurodollar	5,960,000	8,412,743	11/5/08	849,097
Eurodollar	24,640,887	34,776,120	12/4/08	423,878
Swedish Krona	221,000,778	31,851,051	12/4/08	1,448,949
Swiss Franc	19,483,200	17,459,695	12/4/08	140,306

				3,375,086

Net Unrealized Loss on open forward foreign currency contracts				$(805,453)

Notes to Schedule of Investments (unaudited) (continued)

During the period ended September 30, 2008, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2007	51,684	$14,745,050

Options written	29,277	5,731,672
Options closed	(77,505)	(19,699,075)
Options expired	(3,413)	(764,962)

Written options, outstanding September 30, 2008	43	$12,685

At September 30, 2008, the Fund had the following open swap contracts:

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND*	PERIODIC PAYMENTS RECEIVED BY THE FUND*	UNREALIZED APPRECIATION/ (DEPRECIATION)
Interest Rate Swaps:

Barclay’s Capital Inc.	$13,900,000	4/11/10	6-Month EURIBOR	4.280% semi-annual	$(112,891)

Barclay’s Capital Inc.	10,600,000	4/14/10	6-Month EURIBOR	4.254% semi-annual	(91,331)

Barclay’s Capital Inc.	1,900,000	5/12/10	6-Month EURIBOR	4.441% semi-annual	(7,841)

Barclay’s Capital Inc.	3,419,000	5/31/12	3-Month LIBOR	4.400% quarterly	56,359

Barclay’s Capital Inc.	21,100,000	9/27/12	3-Month LIBOR	4.520% quarterly	149

Barclay’s Capital Inc.	2,900,000	4/11/18	4.466% semi-annual	6-Month EURIBOR	69,643

Barclay’s Capital Inc.	2,200,000	4/14/18	4.440% semi-annual	6-Month EURIBOR	58,939

Barclay’s Capital Inc.	5,010,000	9/27/20	4.910% quarterly	3-Month LIBOR	(21,084)

					(48,057)

Credit Default Swaps:
Barclay’s Capital Inc. (Ambac Assurance Corp, 5.900% due 2/22/21)	100,000	12/20/12	3.600% quarterly	(a)	34,922
Barclay’s Capital Inc. (Ambac Assurance Corp, 5.900% due 2/22/21)	160,000	12/20/12	3.600% quarterly	(a)	55,874
Barclay’s Capital Inc. (MBIA Insurance Corp., 5.376% due 10/6/10)	130,000	12/20/12	(b)	3.050% quarterly	(57,734)
Barclay’s Capital Inc. (MBIA Insurance Corp., 5.376% due 10/6/10)	190,000	12/20/12	(b)	3.100% quarterly	(84,183)

					(51,121)

Net Unrealized Depreciation on open swap contracts					$(99,178)

*	Percentage shown is an annual percentage rate.

(a)	As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

(b)	As a seller of protection, the Fund will pay an amount up to the notional value of the swap, and in certain instances take delivery of the security if a credit event occurs.

At September 30, 2008, the Fund held TBA securities with a total cost of $11,505,617.

4. Recent Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 25, 2008

By:	/s/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: November 25, 2008